     As filed with the Securities and Exchange Commission on April 7, 1999
                    Registration Nos. 811-6241 and 33-39133


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933     [X]

                      Pre-Effective Amendment No. ___  [_]

                      Post-Effective Amendment No. 18  [X]

                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [X]

                             Amendment No. 20          [X]
                       (Check appropriate box or boxes)

                              ------------------
                              LOOMIS SAYLES FUNDS
              (Exact name of registrant as specified in charter)

                    One Financial Center, Boston, MA 02111
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (617) 482-2450

Name and address
of agent for service                                 with a copy to
------------------------                             ---------------
Sheila M. Barry                                      Truman S. Casner, Esq.
Loomis, Sayles & Company, L.P.                       Ropes & Gray
One Financial Center                                 One International Place
Boston, MA 02111                                     Boston, MA  02110



It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)

[_]  on [date], 1999 pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(2)

[_]  on [date] pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)

[_]  on [date] pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              LOOMIS SAYLES FUNDS

                             Cross Reference Sheet

                          Items required by Form N-1A

PART A

Item
No.      Registration Statement Caption             Caption in Prospectus
1.       Cover Page                                 Cover Page

2.       Synopsis                                   Summary of Expenses

3.       Condensed Financial Information            Not Applicable

4.       General Description of                     Cover Page; The Trust; Investment Objectives and
         Registrant                                 Policies; More Information About the Funds'
                                                    Investments and Risk Considerations

5.       Management of the Fund                     Cover Page; The Trust; The Funds' Investment
                                                    Adviser; Fund Expenses; Portfolio Transactions;
                                                    Back Cover

5A.      Management's Discussion of                 More Information about the Funds' Investments and
         Fund Performance                           Risk Considerations; Performance Information

6.       Capital Stock and Other Securities         The Trust; Shareholder Services; Dividends, Capital
                                                    Gain Distributions and Taxes

7.       Purchase of Securities Being               How to Purchase Shares; Shareholder Services
         Offered

8.       Redemption or Repurchase                   How to Redeem Shares

9.       Pending Legal Proceedings                  Not Applicable


PART B

Item
No.      Registration Statement Caption           Caption in Statement of Additional Information
10.      Cover Page                               Cover Page

11.      Table of Contents                        Table of Contents

12.      General Information and History          Not Applicable

13.      Investment Objectives and Policies       Investment Objectives, Policies and Restrictions

14.      Management of the Fund                   Management of the Trust

15.      Control Persons and Principal            Management of the Trust
         Holders of Securities

16.      Investment Advisory and Other            Investment Advisory and Other Services
         Services

17.      Brokerage Allocation and Other           Portfolio Transactions and Brokerage
         Practices

18.      Capital Stock and Other Securities       How to Redeem Shares (Prospectus); Redemptions;
                                                  Dividends, Capital Gain Distributions and Taxes
                                                  (Prospectus); Income Dividends, Capital Gain
                                                  Distributions and Tax Status; Description of the
                                                  Trust

19.      Purchase, Redemption and Pricing         How to Purchase Shares (Prospectus); Shareholder
         of Securities Being Offered              Services; How to Redeem Shares (Prospectus);
                                                  Redemptions; Net Asset Value and Public Offering
                                                  Price

20.      Tax Status                               Dividends, Capital Gain Distributions and Taxes
                                                  (Prospectus); Income Dividends, Capital Gain
                                                  Distributions and Tax Status

21.      Underwriters                             Not Applicable

22.      Calculations of Performance Data         Calculation of Yield and Total Return; Performance
                                                  Data

23.      Financial Statements                     Not Applicable

   LOGO


   One Financial Center . Boston, Massachusetts 02111 . (800) 633-3330

The Loomis Sayles Funds

J Class shares of:

Loomis Sayles Investment Grade Bond Fund




Prospectus
                                                                   April 7, 1999

The Loomis Sayles Funds--J Class

     Loomis Sayles Investment Grade Bond Fund (the "Fund"), a series of Loomis Sayles Funds (the "Trust") is a registered open-end management investment company. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund.

     The Fund offers three classes of shares: a J Class that is described in this Prospectus and an Institutional Class and a Retail Class that are described in separate prospectuses. This Prospectus concisely describes the information that an investor should know before investing in the J Class shares of the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information (SAI) dated April 7, 1999, as revised from time to time, is available free of charge; write to Loomis Sayles Distributors, L.P. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111 or telephone 800-633-3330. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated by reference (legally forms a part of the Prospectus). To obtain more information about the Institutional Class or Retail Class, please call the Distributor toll-free at 800-633-3330, contact your financial intermediary, or visit our Internet Website (http://www.loomissayles.com).




     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
SUMMARY OF EXPENSES ................................................       3

THE TRUST ..........................................................       4

INVESTMENT OBJECTIVE AND POLICIES ..................................       4

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
   AND RISK CONSIDERATIONS .........................................       5

THE FUNDS' INVESTMENT ADVISER ......................................      12

FUND EXPENSES ......................................................      12

PORTFOLIO TRANSACTIONS .............................................      13

HOW TO PURCHASE SHARES .............................................      13

HOW TO REDEEM SHARES ...............................................      14

CALCULATION OF PERFORMANCE INFORMATION .............................      15

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES ....................      15

APPENDIX A

                  DESCRIPTION OF BOND RATINGS ......................      17

                               SUMMARY OF EXPENSES

     The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The "Management Fees" and "Other Expenses" shown below are based on the corresponding expenses for the Fund's Institutional Class shares for the most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.



Shareholder Transaction Expenses:
         Maximum  Sales  Load  Imposed on  Purchases  (as % of offering price) .......      3.50%
         Maximum  Sales Load Imposed on  Reinvested  Dividends (as % of
           offering price) ...........................................................      none
         Maximum Deferred Sales Load (as % of original purchase price or
           redemption proceeds) ......................................................      none
         Redemption Fees1 ............................................................      none
         Exchange Fees ...............................................................      none
Annual Fund  Operating  Expenses (as a  percentage  of average net assets):
         Management Fees .............................................................        40%
         12b-1 Fees2 .................................................................        75%
         Other Operating Expenses ....................................................       .15%

         Total Fund Operating Expenses ...............................................      1.30%

Example:
An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):
         One Year ....................................................................      $---
         Three Years .................................................................      $---

---------------

1    A $5 charge applies to any wire transfer of redemption proceeds.
2 Because of the ongoing nature of the 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

                                    THE TRUST

     The Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees and to cast a vote for each share held at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.


                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to achieve its objective by normally investing at least 65% of its total assets in fixed income securities of investment grade quality. Up to 20% of the Fund's total assets may be invested in preferred stocks. The fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers.

     The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                  Standard & Poor's    Unrated*    Moody's   Unrated**
                  -----------------    --------    -------   ---------

     AAA/Aaa....              10.46%        --         5.97%        --
     AA/Aa......              17.61%        --        19.05%        --
     A/A........              15.66%      1.15%       13.35%      2.96%
     BBB/Baa....              43.94%      3.70%       35.99%        --
     BB/Ba......               3.39%      2.42%       18.21%      1.23%
     B/B........                 --         --         1.88%        --
     CCC/Caa....               1.65%        --         1.35%        --




* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.
**   Unrated by Moody's but determined to be of comparable quality by Loomis
     Sayles.

     For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

     Except for the Fund's investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.


                  MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
                             AND RISK CONSIDERATIONS

Debt and Other Fixed Income Securities

     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the total return of the Fund, which invests in fixed income securities, for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.


U.S. Government Securities

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in the Fund when it holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

Lower Rated Fixed Income Securities

     The Fund may invest up to 10% of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). A security will be treated as being of investment grade quality if at the time the Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of the Fund when it invests in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

     For more information about the ratings services' descriptions of the various rating categories, see Appendix A.


Common Stocks and Other Equity Securities

     Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in the Fund, when it invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.


Zero Coupon Securities

     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.


Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.


Stripped Mortgage-Backed Securities

     The Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.


Collateralized Mortgage Obligations

     The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.


Asset-Backed Securities

     The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

When-Issued Securities

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.


Convertible Securities

     The Fund may invest in convertible securities which include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.


Real Estate Investment Trusts

     REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.


Non-U.S. Securities

     The Fund may invest in securities of issuers organized or headquartered outside the United States ("non-U.S. securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, the Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

     Although investing in non-U.S. securities may increase the Fund's diversification and reduce portfolio volatility, non-U.S. securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a non-U.S. corporate or government issuer than about a U.S. issuer, and non-U.S. corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain non-U.S. countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on non-U.S. government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

     The Fund's investments in non-U.S. securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding non-U.S. investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or non-U.S. withholding taxes. Changes in the value relative to the U.S. dollar of a non-U.S. currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

     In determining whether to invest assets of a Fund in securities of a particular non-U.S. issuer, Loomis Sayles will consider the likely effects of non-U.S. taxes on the net yield available to the Fund and its shareholders. Compliance with non-U.S. tax law may reduce the Fund's net income available for distribution to shareholders.

Non-U.S. Currency Hedging Transactions

     The Fund may engage in non-U.S. currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the non-U.S. currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a non-U.S. currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on non-U.S. currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

     Non-U.S. currency transactions involve costs and may result in losses.


Swap Transactions

     The Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.


Options and Futures Transactions

     The Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

     Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

     A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

     The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

     The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

     The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.


Repurchase Agreements

     The Fund may invest in repurchase agreements. In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.


Securities Lending

     The Fund may lend its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33-1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

     Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.


Year 2000

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                          THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Company, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

     As of March 31, 1999, Charles Schwab & Co. Inc. owned 32.6% of the Investment Grade Bond Fund. Shareholders holding more than 25% of the Fund's shares may be deemed to control the Fund.

     Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, has served as the portfolio manager of the Investment Grade Bond Fund since its commencement of investment operations in 1997. Mr. Fuss joined Loomis Sayles in 1976.


                                  FUND EXPENSES

     The Fund pays Loomis Sayles an investment advisory fee payable monthly, out of the Fund's assets, at an annual rate of .40% of the Fund's average daily net assets. In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 12b-1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Under a Service and Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to J Class shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to J Class shares. The Distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal services to investors and/or the maintenance of shareholder accounts and all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's J Class shares, as distribution fees in connection with the sale of the Fund's J Class shares. The Distributor retains the balance of these fees as compensation for its services as distributor.


                             PORTFOLIO TRANSACTIONS

     Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs and higher levels of taxable gains.


                             HOW TO PURCHASE SHARES

     An investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

               State Street Bank and Trust Company
               Mutual Fund Services
               One Heritage Drive
               North Quincy, Massachusetts 02171

     All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company ("State Street Bank"). Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

     Upon acceptance of an investor's order, State Street Bank opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

     After an account has been established, the intermediary may send subsequent investments at any time directly to State Street Bank at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and tax identification number.

     Subsequent investments can also be made by federal funds wire. Investors should contact their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "$_____ amount, STATE STREET BOS ATTN Mutual Funds. Credit Loomis Sayles Investment Grade Bond Fund, J Class shares, DDA #4133-408-7, Account Name, Account Number."
                                 ---------------
A bank may charge a fee for transmitting funds by wire.

     The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders for J Class shares in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A "Fund business day" is any day on which the New York Stock Exchange is open for business.

     The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent plus a 3.50% sales charge (the "public offering price") which is 3.63% of the net amount invested. The amount reallowed to dealers is 3.00% as a percentage of the public offering price. The Fund receives the net asset value. The Distributor will retain 0.50% of the public offering price. The net asset value of the Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

     The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor.


                              HOW TO REDEEM SHARES

     An investor can redeem shares by sending a written request to State Street Bank and Trust Company, Mutual Fund Services, One Heritage Drive, North Quincy, Massachusetts 02171. Proceeds from a written request may be sent to the investor in the form of a check, or wire if wiring instructions are provided. As described below, an investor may also redeem shares by calling Loomis Sayles at 800-633-3330, option 5. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

     The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as a trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

     When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by State Street Bank prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to State Street Bank after the Exchange closes or on a day when the Exchange is not open for business, State Street Bank cannot accept the request and a new one will be necessary.

     If an investor decides to change the bank account to which proceeds are to be wired, the investor must send this change in writing to State Street Bank on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, State Street Bank will be authorized to act upon redemption and exchange instructions received by telephone from the intermediary or any person claiming to act as the investor's representative who can provide State Street Bank with the investor's account registration and address as it appears on the records of State Street Bank. State Street Bank will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult State Street Bank. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

     Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared. The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                    CALCULATION OF PERFORMANCE INFORMATION

     The Fund's investment performance may from time to time be included in advertisements about the Fund or Loomis Sayles Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

     For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

     "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund. Total return may also be presented for other periods.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     The Fund generally declares dividends daily and makes payments monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

     Dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the record date unless an investor has elected to receive cash.

     The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

     An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund.

     A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     The Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding. Special withholding rules apply to non-U.S. shareholders, as described in the Statement of Additional Information.

     Dividends derived from interest on U.S. Government Securities may be exempt from state and local taxes.

     State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record. A fee may be charged for any duplicate information requested.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

                                                                      APPENDIX A

                     DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

                                      AAA

     This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


                                      AA

     Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.


                                       A

     Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.


                                      BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.


                                BB, B, CCC, CC

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                       C

     The rating C is reserved for income bonds on which no interest is being paid.

                                       D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


                                       r

     This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                      Aa

     Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.


                                       A

     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


                                      Baa

     Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


                                       B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


                                      Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                      Ca

     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


                                       C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Should no rating be assigned by Moody's, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

INVESTMENT ADVISER
 Loomis, Sayles & Company, L.P.
 One Financial Center
 Boston, Massachusetts 02111

DISTRIBUTOR
 Loomis Sayles Distributors, L.P.
 One Financial Center
 Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT
 AND CUSTODIAN OF ASSETS
 State Street Bank and Trust Company
 Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT FOR
 STATE STREET BANK AND TRUST COMPANY
 Boston Financial Data Services, Inc.
 P.O. Box 8314
 Boston, Massachusetts 02266

LEGAL COUNSEL
 Ropes & Gray
 One International Place
 Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, Massachusetts 02109

   LOGO


                            STATEMENT OF ADDITIONAL
                                  INFORMATION
                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                CLASS J SHARES

                                                                 April 12, 1999

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF THE LOOMIS SAYLES INVESTMENT GRADE BOND FUND ("FUND") OF LOOMIS SAYLES FUNDS DATED APRIL 7, 1999, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE THE FUND'S CURRENT PROSPECTUS, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111 (800-633-3330).

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...................           3

MANAGEMENT OF THE TRUST ............................................          10

INVESTMENT ADVISORY AND OTHER SERVICES .............................          13

PORTFOLIO TRANSACTIONS AND BROKERAGE ...............................          16

DESCRIPTION OF THE TRUST ...........................................          17

    Voting Rights ..................................................          18

    Shareholder and Trustee Liability ..............................          19

    How to Buy Shares ..............................................          19

    Net Asset Value ................................................          19

SHAREHOLDER SERVICES ...............................................          20

    Open Accounts ..................................................          20

    Redemptions ....................................................          20

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ........          21

FINANCIAL STATEMENTS ...............................................          24

CALCULATION OF YIELD AND TOTAL RETURN ..............................          24

PERFORMANCE COMPARISONS ............................................          24

PERFORMANCE DATA ...................................................          28
APPENDIX A--PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION .........          30
APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE .................          32

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Investment Grade Bond Fund (the "Fund") of Loomis Sayles Funds (the "Trust"), are summarized in the Prospectus under "Investment Objectives and Policies" and "More Information About the Fund's Investments and Risk Considerations." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Fund's adviser, subject to review and approval by the Trust's board of trustees, without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectuses will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of each Fund):

The Fund will not:

     (1) Invest in companies for the purpose of exercising control or management.

     *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indexes, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(4) Make loans, except to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     (5) With respect to 75% of its total assets, purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     *(8) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(9) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

     (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

     (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

     (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     (13) Write or purchase puts, calls or combinations of both except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities and (3) write, purchase and sell put and call options on currencies and may enter into currency forward contracts.

     *(14) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

     Although the Fund has no current intention of investing in repurchase agreements, it intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

     In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 10% of the Fund's net assets in securities that are not traded on a recognized exchange;(2) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the issued and outstanding voting shares of any one issuer; and (3) that the Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government) and.

     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

U.S. Government Securities

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, Fannie Mae, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     U.S. Treasury Bills--Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

     U.S. Treasury Notes and Bonds--Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

     "Ginnie Maes"--Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


Convertible Securities

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.


Zero Coupon Bonds

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts

     REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the "1940 Act."

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.


Rule 144A Securities

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades therefor.

Non-U.S. Currency Transactions

     The Fund may invest in securities of non-U.S. issuers and may enter into forward non-U.S. currency exchange contracts, or buy or sell options on non-U.S. currencies, in order to protect against uncertainty in the level of future non-U.S. exchange rates. Since investment in securities of non-U.S. issuers will usually involve currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits in non-U.S. currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

     The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of non-U.S. currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject non-U.S. currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Fund generally will not enter into forward contracts with a term of greater than one year.

     Options on non-U.S. currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.


Options

     As described in the Prospectus, the Fund may, for hedging purposes or to enhance investment return, purchase and sell call and put options.

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

     The staff of the SEC has taken the position that over-the-counter options should be treated as illiquid securities for purposes of the Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Fund intends to comply with this position.

     Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.


                             MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:

     EARL W. FOELL--Trustee. 380 Marlborough Street, #3, Boston, Massachusetts. Retired; formerly, Editor-in-Chief, World Monitor Magazine and Editor-in-Chief, The Christian Science Monitor.

     RICHARD S. HOLWAY--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired; formerly, Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

     MICHAEL T. MURRAY--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired; formerly, Vice President, Loomis Sayles.

     *DANIEL J. FUSS--President and Trustee. Executive Vice President and Director, Loomis Sayles.

     SHEILA M. BARRY--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

     ROBERT J. BLANDING--Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

     JAMES C. CARROLL--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly, Managing Director and Senior Energy Analyst at Paine Webber, Inc.

     MARY C. CHAMPAGNE--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     E. JOHN DEBEER--Vice President. Vice President, Loomis Sayles.

     PAUL H. DREXLER--Vice President. Vice President, Loomis Sayles; formerly, Deputy Manager, Brown Brothers Harriman & Co.

     WILLIAM H. EIGEN, JR.--Vice President. Vice President, Loomis Sayles; formerly, Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

     CHRISTOPHER R. ELY--Vice President. Vice President, Loomis Sayles; formerly, Senior Vice President and portfolio manager, Keystone Investment Management Company, Inc.

     QUENTIN P. FAULKNER--Vice President. Vice President, Loomis Sayles.

---------
* Trustee deemed an "interested person" of the Trust, as defined by the 1940
Act.

     PHILIP C. FINE--Vice President. Vice President, Loomis Sayles; formerly, Vice President and portfolio manager, Keystone Investment Management Company, Inc.

     KATHLEEN C. GAFFNEY--Vice President. Vice President, Loomis Sayles.

     ISAAC GREEN--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President and Director, Loomis Sayles.

     DEAN A. GULIS--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly, Principal and Director of Research at Roney & Company.

     MARTHA F. HODGMAN--Vice President. Vice President, Loomis Sayles.

     MARK W. HOLLAND--Treasurer. Vice President--Finance and Administration and Director, Loomis Sayles.

     JOHN HYLL--Vice President. 155 North Lake Avenue, Pasadena, California. Vice President, Loomis Sayles.

     JEFFREY L. MEADE--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

     PHILIP R. MURRAY--Assistant Treasurer. Vice President, Loomis Sayles.

     KENT P. NEWMARK--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

     SCOTT S. PAPE--Vice President. Vice President, Loomis Sayles.

     JEFFREY C. PETHERICK--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     LAUREN B. PITALIS--Vice President. Vice President, Loomis Sayles; formerly, Vice President and Assistant Secretary of Harris Associates Investment Trust.

     PHILIP J. SCHETTEWI--Vice President. Vice President and Director, Loomis Sayles.

     DAVID L. SMITH--Vice President. Vice President, Loomis Sayles; formerly, Vice President and portfolio manager, Keystone Investment Management Company, Inc.

     SANDRA P. TICHENOR--Vice President. 465 First Street West, Sonoma, California. General Counsel, Vice President, Secretary and Clerk, Loomis Sayles. Formerly, Partner, Heller, Ehrman, White & McAuliffe.

     JEFFREY W. WARDLOW--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     GREGG D. WATKINS--Vice President. Vice President, Loomis Sayles.

     ANTHONY J. WILKINS--Vice President. Vice President and Director, Loomis Sayles.

     JOHN F. YEAGER III--Vice President. Vice President, Loomis Sayles; formerly, Vice President--Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different.

     Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers or employees of Loomis Sayles. Each trustee who is not a director, officer or employee of Loomis Sayles is compensated at the rate of $1,250 per fund per annum.


                               COMPENSATION TABLE

                  for the nine months ended September 30, 1998

                                                                                        (5)
                                                           (3)                         Total
                                                       Pension or         (4)      Compensation
                                                       Retirement      Estimated    From Trust
                                           (2)          Benefits         Annual         and
                (1)                     Aggregate    Accrued as Part    Benefits   Fund Complex*
          Name of Person,              Compensation        of             upon        Paid to
             Position                   From Trust    Fund Expenses    Retirement     Trustee
          ---------------              ------------  ---------------   ----------  -------------
Earl W. Foell, Trustee .........      $   15,937.50             N/A      N/A      $   15,937.50

Richard S. Holway, Trustee .....      $   15,937.50             N/A      N/A      $   15,937.50

Terry R. Lautenbach**, Trustee..      $   15,937.50             N/A      N/A      $   15,937.50

Michael T. Murray, Trustee .....      $   15,937.50             N/A      N/A      $   15,937.50

* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.
**Mr. Lautenbach retired from the Board of Trustees on October 26, 1998.

   As of February 28, 1999, the officers and trustees of the Trust owned beneficially [ ] shares of the Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis-Sayles Funded Pension Plan (the "Pension Plan"). As of February 28, 1999, the Pension Plan and Profit Sharing Plan owned [ ]% and [ ]% of the outstanding Institutional Class shares of the Fund, respectively. The trustee of the Pension Plan is Fleet Investment Management. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are E. John deBeer, Quentin P. Faulkner, Sandra P. Tichenor, Larry K. Shaw, Kathleen C. Gaffney, Mark W. Holland, and Patrick P. Hurley, all of whom are officers and employees of Loomis Sayles and (except for Messrs. Hurley and Shaw) trustees or officers of the Trust. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts. At the date of this Statement of Additional Information, no officer or trustee, and as of March 31, 1999, except as noted below, no person, owns more than 5% of the outstanding shares of the Fund.








                           INSTITUTIONAL CLASS SHARES
                                                                 Percentage of
                                                                 -------------
Shareholder                       Address                         Shares held
-----------                       -------                         -----------


Loomis Sayles & Company, L.P.     Attn: Paul Sherba                  34.65%
                                  One Financial Center
                                  Boston, MA 02111

Charles Schwab & Co. Inc.         101 Montgomery St.                 27.28%
                                  San Francisco, CA 94104

Pomona College                    Alexander Hall                     17.22%
                                  550 N. College Ave.
                                  Claremont, CA 91711

                                  RETAIL CLASS SHARES

Charles Schwab & Co. Inc.         101 Montgomery St.                 24.74%
                                  San Francisco, CA 94104

NFSC FEBO Our Customers           200 Liberty Street                   7.6%
                                  One World Financial Center
                                  New York, New York 10281-1003

Donaldson Lufkin Jenrette         P.O. Box 2052                         14%
Securities Corporation Inc.       Jersey City, NJ 07303



INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement. Loomis Sayles serves as investment adviser under a separate advisory agreement relating to the Investment Grade Bond Fund, dated December 1, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles an annual investment advisory fee of 0.40% of the Fund's average daily net assets, which fee is paid monthly.

     Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund:


                                     Fiscal Year ended        Fiscal Year ended        Nine Months ended
                                     -----------------        -----------------        -----------------
                                         12/31/96                 12/31/97                  9/30/98*
                                         --------                 --------                  --------
                                             Fee Waivers                Fee Waivers             Fee Waivers
                                             -----------                -----------             -----------
                                   Advisory  and Expense     Advisory   and Expense   Advisory  and Expense
                                   --------  -----------     --------   -----------   --------  -----------
             Fund                   Fees     Assumptions      Fees      Assumptions    Fees     Assumptions
 --------------------------         ----     -----------      ----      -----------    ----     -----------
Investment Grade Bond**             N/A          N/A         $8,585      $162,568     $12,300     $119,899

---------
 *   The fiscal year-end for the Fund has changed to September 30.
** The Investment Grade Bond Fund commenced investment operations on January 2, 1997.

     The Trust pays the compensation of its trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances which would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund, New England Star Small Cap Fund and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company; New England High Income Fund, a series of New England Fund Trust II, a registered, open-end management investment company; New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company; to the Balanced Series and the Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and to Loomis Sayles Investment Trust, also a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

     Distribution Agreement and Rule 12b-1 Plan. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P. serves as the general distributor of each class of shares of the Funds. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

     As described in the Prospectus, the Fund has adopted Rule 12b-1 plans ("Plans") for its Retail Class shares and J Class shares. The Plans, among other things, permit the Retail Class of shares to pay the Fund's distributor (currently Loomis Sayles Distributors, L.P.) a monthly fee, at an annual rate not exceeding 0.25% of the average net assets of the Retail Class and the J Class shares to pay the Fund's distributor a monthly service fee at an annual rate not exceeding 0.25% of the assets of the J Class and a monthly distribution fee at an annual rate not exceeding 0.50% of the assets of the J Class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class or J Class shares of the Fund requires approval of the Retail Class or J Class shareholders of the Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire board of trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants. The Fund's independent accountants are PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of the Fund are currently divided into three classes, designated Retail Class, Institutional Class and J Class. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund.


Voting Rights

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


How to Buy Shares

     The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."


Net Asset Value

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

     Generally, trading in non-U.S. securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of non-U.S. fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.


                              SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment in the Fund is automatically credited to an open account maintained for the shareholder by Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank, in the case of the Institutional and Retail Class shares of the Fund, and State Street Bank in the case of the J Class shares. Certificates representing shares are issued only upon written request to BFDS or State Street Bank, respectively, but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year BFDS, or State Street Bank in the case of the J Class shares, will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.


Redemptions

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to BFDS at 800-626-9390, or Loomis, Sayles at 1-800-633-3330 in the case of the J Class shares. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by BFDS or Loomis, Sayles prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by BFDS and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to BFDS, or State Street Bank in the case of the J Class shares, a written request with a signature guarantee. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, BFDS, Loomis Sayles Distributors, L.P. and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by Loomis Sayles in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to BFDS, or State Street Bank in the case of the J Class shares. In order for a change to be in effect for any dividend or distribution, it must be received by BFDS or State Street Bank on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or non-U.S. currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter, hold not more than 25% of its assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gain (generally taxed at a rate of 20% for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     The Fund's transactions, if any, in non-U.S. currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Investment by the Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     Generally the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations or corporations who do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax and withholding tax rules. The new regulations are generally effective for payments made on or after January 1, 1999 (although transition rules apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund included in the Trust's 1998 Annual Report, filed with the Securities and Exchange Commission on November 25, 1998, are incorporated by reference to such Report.


                      CALCULATION OF YIELD AND TOTAL RETURN

     Yield. Yield with respect to the Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                             PERFORMANCE COMPARISONS

     Yield and Total Return. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     Volatility. The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present the Fund's volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain).
Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     Lehman Brothers Government/Corporate Intermediate Bond Index. Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond index which have an average maturity of 1-10 years.

     Lehman Brothers 1-3 Year Government Index. The Index contains fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S.
government issues.

     Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Merrill Lynch Government/Corporate Index. The Merrill Lynch
Government/Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

     Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial and transportation stocks, in size order.

     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               INSTITUTIONAL CLASS

                                PERFORMANCE DATA*

         The manner in which total return and yield of the Fund will be calculated for public use is described above. The table below summarizes the calculation of current SEC yield and total return for the one year period ended December 31, 1998 and since inception (December 31, 1996).

                                Average Annual Total Return
                                ---------------------------



               Current     For the
               -------     -------
                 SEC      One-Year    From
                 ---      --------    ----
                Yield      Period  Inception**
                -----      ------  -----------
                 at        Ended     Through
                 --        -----     -------
              12/31/98    12/31/98   12/31/98
              --------    --------   --------

                 7.37%      3.31%      8.76%


----------------------
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, yield would have been 4.59% and the total return would have been (0.34)% and 4.06% for the one-year period and the period since inception, respectively.
** The inception date for the Institutional Class of the Fund is December 31, 1996.

                                  RETAIL CLASS

                                PERFORMANCE DATA*

         The manner in which total return and yield of the Fund will be calculated for public use is described above. The table below summarizes the calculation of current SEC yield and total return for the one year period ended December 31, 1998 and since inception (December 31, 1996).

                               Average Annual Total Return
                               ---------------------------



                               For the
                               -------
                   Current    One-Year      From
                   -------    --------      ----
                     SEC       Period    Inception**
                     ---       ------    -----------
                    Yield      Ended      Through
                    -----      -----      -------
                 at 12/31/98  12/31/98    12/31/98
                 -----------  --------    --------

                       7.12%    2 .96%       8.48%


* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, yield would have been 4.31% and total return would have been (0.14)% and 2.19% for the one-year period and the period since inception, respectively.
**   The inception date for the Retail Class of the Fund is December 31, 1996.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News

Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine WRKO

                                                                      APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

     Loomis Sayles Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

     Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

     Loomis Sayles Funds and Loomis, Sayles & Company, L.P. Website

     Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients and assets under management

     Specific and general investment philosophies, strategies, processes and techniques

     Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

     Industry conferences at which Loomis Sayles participates

     Current capitalization, levels of profitability and other financial information

     Identification of portfolio managers, researchers, economists, principals and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

     The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

     Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

     Current and historical statistics relating to:

          --total dollar amount of assets managed
          --Loomis Sayles assets managed in total and by Fund
          --the growth of assets
          --asset types managed

     Loomis Sayles Funds' tag line--"Listening Harder, Delivering More" and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results which exceed their expectations.

     References may be included in Loomis Sayles Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Fund. The information may include, but is not limited to:

     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

     Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

This Post-Effective Amendment relates solely to adding a J Class of shares of Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds. Information contained in the Registrant's Registration Statement relating to other classes of the Loomis Sayles Investment Grade Bond Fund, or any other series of the Registrant is neither amended nor superseded hereby.

Part C.    OTHER INFORMATION
           -----------------

Item 24.   Financial Statements and Exhibits
           ---------------------------------

  (a)   Financial statements: Not Applicable

  (b)   Exhibits:

1.      Agreement and Declaration of Trust. (5)

2.      By-Laws. (5)

3.      Not Applicable.

4.      Not Applicable.

5(a).   Form of Advisory Agreement. (7)

5(b). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Core Value Fund. (3)

5(c). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Global Bond Fund. (3)

5(d). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Growth Fund. (3)

5(e).   Form of Advisory Agreement between the Trust and
        Loomis Sayles High Yield Fund. (2)

5(f). Form of Advisory Agreement between the Trust and Loomis Sayles High Yield Fund II. (6)

5(g). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Intermediate Maturity Bond Fund. (3)

5(h). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles International Equity Fund. (3)

5(i). Form of Advisory Agreement between the Trust and Loomis Sayles Investment Grade Bond Fund. (3)

5(j). Form of Advisory Agreement between the Trust and Loomis Sayles Managed Bond Fund. (5)

5(k). Form of Advisory Agreement between the Trust and Loomis Sayles Mid-Cap Growth Fund. (3)

5(l). Form of Advisory Agreement between the Trust and Loomis Sayles Mid-Cap Value Fund. (3)

5(m). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Municipal Bond Fund. (3)

5(n). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Short-Term Bond Fund. (3)

5(o). Form of Advisory Agreement between the Trust and Loomis Sayles Small Cap Growth Fund. (3)

5(p). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Small Cap Value Fund. (3)

5(q). Form of Advisory Agreement between the Trust and Loomis Sayles Strategic Value Fund. (3)

5(r). Form of Amended and Restated Investment Advisory Agreement between the Trust and Loomis Sayles U.S. Government Securities Fund. (7)

5(s). Form of Amendment No. 1 to Advisory Agreement between the Trust and Loomis Sayles Worldwide Fund. (3)

6.      Form of Amended and Restated Distribution Agreement is filed herein.

7.      Not Applicable.

8(a).   Form of Custodian Agreement. (5)

8(b). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Short-Term Bond Fund. (4)

8(c). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles High Yield Fund. (4)

8(d). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Strategic Value Fund. (4)

8(e). Form of Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Worldwide Fund. (4)

8(f). Form of Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Managed Bond Fund. (7)

9(a). Form of Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company. (5)

9(b). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Short-Term Bond Fund. (4)

9(c). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles High Yield Fund and Loomis Sayles Worldwide Fund. (4)

9(d). Letter Agreement between the Trust and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Growth Fund, Loomis Sayles Mid-Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Strategic Value Fund. (4)

9(e). Transfer Agency and Service Agreement between the Trust on behalf of the Loomis Sayles Managed Bond Fund and State Street Bank and Trust Company. (7)

10(a).  Opinion and Consent of Counsel. (3)

10(b). Form of Opinion and Consent of Counsel relating to Loomis Sayles Managed Bond Fund and Loomis Sayles High Yield Fund II. (6)

11.     Not Applicable

12.     Not Applicable.

13(a).  Investment Representation Regarding Initial Shares. (5)

13(b).  Form of Organizational Expense Reimbursement Agreement. (5)

14.     Form of IRA prototype documents. (5)

15(a).  Form of Distribution Plan - Retail Class. (3)

15(b).  Form of Distribution Plan - Admin Class. (5)

15(c). Form of Service and Distribution Plan relating to Loomis Sayles Managed Bond Fund and Loomis Sayles High Yield Fund II. (6)

15(d). Form of Service and Distribution Plan relating to Loomis Sayles Investment Grade Bond Fund - J Class is filed herein.

16.     Schedule for Performance Computations. (3)

17.     Not Applicable

18.     Amended and Restated Rule 18f-3(d) Plan is filed herein.

19.     Powers of Attorney. (1)
--------------------

(1) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 7 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on February 16, 1996.

(2) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 10 to the Trust Registration Statement under the Securities Act of 1933 filed with the Commission on August 30, 1996.

(3) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 11 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on October 9, 1996.

(4) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 12 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on March 10, 1997.

(5) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 13 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on October 31, 1997.

(6) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 15 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on August 5, 1998.

(6) Incorporated by reference to the similarly numbered Exhibit to Post-Effective Amendment No. 17 to the Trust's Registration Statement under the Securities Act of 1933 filed with the Commission on November 30, 1998.

Item 25.   Persons Controlled by or under Common Control with Registrant
           -------------------------------------------------------------

           Not Applicable.

Item 26.   Number of Holders of Securities
           -------------------------------

           No Longer Applicable.

Item 27.   Indemnification
           ---------------

Incorporated by reference to Item 27 of Post-Effective Amendment No. 1 to this Registration Statement filed on November 7, 1991.

Item 28.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

(a) Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the adviser of the Registrant, provides investment advice to the eight series of Loomis Sayles Investment Trust, six series of New England Funds Trust I, one series of New England Funds Trust II, one series of New England Funds Trust III, and two series of New England Zenith Funds, all of which are registered investment companies, and to other registered investment companies, organizations and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111.

Item 29.   Principal Underwriters
           ----------------------

The Trust's principal underwriter is Loomis Sayles Distributors, L.P., the sole general partner of which is Loomis Sayles Distributors, Incorporated.

Item 30.   Location of Accounts and Records
           --------------------------------

The following companies maintain possession of the documents required by the specified rules:

(a) Registrant
Rule 31a-1(b)(4), (9), (10), (11)
Rule 31a-2(a)

(b) State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Rule 31a-1(a)
Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
Rule 31a-2(a)

(c) Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA  02111
Rule 31a-1(f)
Rule 31a-2(e)

(d) Loomis, Sayles Distributors, L.P.
One Financial Center
Boston, MA 02111
Rule 31a-1(d)
Rule 31a-2(c)

Item 31.   Management Services
           -------------------

Not applicable.

Item 32.   Undertakings
           ------------

(I) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant.

(ii) The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's most recent annual report upon request and without charge.

********************
NOTICE


A copy of the Agreement and Declaration of Trust of Loomis Sayles Funds (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts on the 7th day of April, 1999.

LOOMIS SAYLES FUNDS

By: DANIEL J. FUSS*
-----------------------------
Daniel J. Fuss, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of Loomis Sayles Funds has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   Title
------------                                -----

DANIEL J. FUSS*                             President and Trustee
-------------------------------
Daniel J. Fuss

MARK W. HOLLAND*                            Treasurer
-------------------------------
Mark W. Holland

EARL W. FOELL*                              Trustee
-------------------------------
Earl W. Foell

RICHARD S. HOLWAY*                          Trustee
-------------------------------
Richard S. Holway

MICHAEL T. MURRAY*                          Trustee
-------------------------------
Michael T. Murray

*By : /s/ MARK W. HOLLAND
-------------------------------
Mark W. Holland, for himself and as Attorney-in-fact
April 7, 1999

EXHIBIT INDEX
EXHIBIT NO.
-------------

6.       Form of Amended and Restated Distribution Agreement.

15(d). Form of Service and Distribution Plan relating to Loomis Sayles Investment Grade Bond Fund - J Class.

18.      Amended and Restated Rule 18f-3(d) Plan.